UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-08759
Laudus Institutional Trust
(Exact name of registrant as specified in charter)
211 Main Street, San Francisco, California 94105
(Address of principal executive offices) (Zip code)
Marie Chandoha
Laudus Institutional Trust
211 Main Street, San Francisco, California 94105
(Name and address of agent for service)
Registrant’s telephone number, including area code: (415) 636-7000
Date of fiscal year end: March 31
Date of reporting period: March 31, 2013

Item 1: Report(s) to Shareholders.

Annual Report March 31, 2013

COMMAND PERFORMANCETM

Laudus Mondrian Institutional Fundstm

Laudus Mondrian Institutional Emerging Markets Fund

Laudus Mondrian Institutional International Equity Fund

Adviser
Charles Schwab Investment Management, Inc.

Subadviser
Mondrian Investment Partners Limited

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Laudus Mondrian Institutional Funds

In This Report

Fund investment adviser: Charles Schwab Investment Management, Inc. (CSIM).
Distributor: ALPS Distributors, Inc.

The industry/sector classification of the funds’ portfolio holdings uses the Global Industry Classification Standard (GICS) which was developed by and is the exclusive property of MSCI and Standard & Poor’s. GICS is a service mark of MSCI and S&P and has been licensed for use by CSIM and certain affiliates. Charles Schwab & Co, Inc. and ALPS Distributors, Inc. are unaffiliated entities.

Performance at a Glance

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.laudus.com.

Total Return for the 12 Months Ended March 31, 2013

Laudus Mondrian Institutional Emerging Markets Fund (Ticker Symbol: LIEMX)	6.64%

MSCI Emerging Markets Index (Net)	1.96%

Performance Details	pages 6-8

Laudus Mondrian Institutional International Equity Fund (Ticker Symbol: LIIEX)	7.55%

MSCI EAFE Index® (Net)	11.25%

Performance Details	pages 9-11

All fund and index figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized. Performance data quoted does not reflect the non-recurring redemption fee of 2% that may be charged if shares are sold or exchanged within 30 days of the purchase date. If these fees were reflected, the performance data quoted would be lower.

Fund expenses may have been partially absorbed by CSIM. Without these reductions, the funds’ returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The funds’ performance relative to the indices may be affected by fair-value pricing, see financial note 2 for more information.

There are risks associated with investing in securities of foreign issuers, such as erratic market conditions, economic and political instability, fluctuations in currency and exchange rates, and an increased risk of price volatility associated with less uniformity in accounting and reporting requirements. Investing in emerging markets accentuates these risks. Investments in emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries.

Please see prospectus for further detail and investor eligibility requirements.

4 Laudus Mondrian Institutional Funds

The Investment Environment

For the 12 months ended March 31, 2013, the funds generated mixed performances amid a rally by stocks in developed markets, and a comparatively modest performance by stocks in emerging markets. The MSCI EAFE Index (Net) returned 11.3% in U.S. dollar terms, while the MSCI Emerging Markets Index (Net) returned 2.0%. The depreciation of currencies in countries and regions such as Japan, the U.K., the euro zone, Brazil, and India versus the U.S. dollar played a role in these returns, reducing the performance of overseas investments in U.S. dollar terms.

Stocks in developed economies performed well, bouncing back from depressed levels during the height of the euro zone’s sovereign debt crisis. Most central banks tried to keep interest rates low to stimulate faster economic growth, and this represented a favorable backdrop for stocks. Progress in Europe also helped equities, as legislators worked to resolve the debt crisis. Some signs of economic improvement in the U.S. played a supportive role as well.

Emerging market stocks generated far more modest returns than stocks in developed economies. Signs of slower economic growth in Brazil, China, and India (three of the largest emerging market economies) late in the report period limited the performance of emerging market stocks, particularly during the first quarter of 2013.

Indices are unmanaged, do not incur management fees, costs and expenses, and cannot be invested in directly. Index return figures assume dividends and distributions were reinvested.

For definitions of referenced indices, please see the Glossary.

Laudus Mondrian Institutional Funds 5

Laudus Mondrian Institutional Emerging Markets Fund

The Laudus Mondrian Institutional Emerging Markets Fund (the fund) seeks long-term capital appreciation. Under normal circumstances, the fund invests primarily in common stocks of large-capitalization emerging market companies, that, in the subadviser’s opinion, are undervalued at the time of purchase based on fundamental analysis. For more information concerning the fund’s objectives, strategy, and risks please see the prospectus.

The fund returned 6.64% for the 12 months ended March 31, 2013. For performance comparisons, the fund uses the MSCI Emerging Markets Index (Net) (the index), which returned 1.96%.

Market Highlights. Emerging market stocks generated modest returns as global economic activity remained generally lackluster, and as the markets attempted to bounce back from sharp losses early in the report period. Reduced investor concerns regarding the euro zone’s sovereign debt crisis helped equities, as did the appearance of economic improvement in the U.S.

However, signs of slowing economic growth in Brazil, India, and China—three of the four “BRIC” countries—early in 2013 weighed on the performance of emerging market stocks. Stock markets in Turkey and the Philippines solidly outperformed other emerging markets, with each returning more than 40% in U.S. dollar terms for the 12-month report period. Brazilian stocks were some of the worst performers, returning approximately -13% in U.S. dollar terms and underperforming stocks from China, India, and Russia, which generated overall returns that ranged from approximately 8% to -7%.

In this environment, emerging market currencies generally depreciated versus the U.S. dollar, reducing stock returns in U.S. dollar terms. Better performing currencies included the Philippine peso and Thailand’s baht, each of which appreciated by approximately 5%. Underperforming currencies included South Africa’s rand, the Argentine peso, and Brazil’s real, each of which depreciated approximately 10% or more versus the U.S. dollar.

Positioning and Strategies. The fund remained invested in stocks that Mondrian believed offered attractive valuations and good protection from potentially challenging conditions. For the 12-month report period, these strategies resulted in stock selection and country weightings for the fund that generated mixed results, but generally helped performance.

Stock choices in Hong Kong worked out particularly well, with the fund’s Hong Kong holdings returning more than 30% in U.S. dollar terms, while those in the index returned only 5%. Shares of Sands China Ltd.—a developer, owner and operator of casinos and resorts—significantly contributed to the fund’s performance in this market. Careful stock selection among markets in Peru, the Republic of Korea, and India supported the fund’s performance compared with the index as well. Stocks from Peru returned approximately 28% for the fund in U.S. dollar terms, while returning -3% for the index. Among Republic of Korea holdings, the fund’s securities returned approximately 12%, while those in the index returned approximately 2%. Investments in India also played a positive role, returning approximately 6% for the fund but only 2% for the index.

However, stock selection in Russia and Taiwan generated disappointing results, with the fund’s holdings underperforming those of the index and weighing on the fund’s relative performance. The fund’s holdings of Gazprom OAO—a company involved with gas exploration and production—significantly detracted from relative performance among Russian securities, returning -31%. Among stocks from Taiwan, the fund’s holdings of HTC Corporation—a firm that markets and manufactures smartphones—significantly underperformed, returning -55%.

The fund’s country weightings generated mixed results. The fund maintained an overweight in Brazilian stocks, which worked against the fund’s performance versus the index as these securities generated negative returns, due in part to the sharp depreciation of the real versus the U.S. dollar. By comparison, the fund’s greater exposure to markets in Turkey, the Philippines, the U.K., and Indonesia enhanced performance compared with the index, as the fund’s holdings in each of these markets returned more than 20% in U.S. dollar terms.

As of 03/31/13:

 Fund Characteristics

Number of Companies[1]	47
Weighted Average Market Cap ($ x 1,000,000)	$40,042
Price/Earnings Ratio (P/E)	11.29
Price/Book Ratio (P/B)	1.97
Portfolio Turnover (One year trailing)	34%

 Fund Overview

Fund

Minimum Initial Investment	$1,000,000
Inception Date	4/24/2008
Ticker Symbol	LIEMX
Cusip	51855H101
NAV	$9.93

Management views and portfolio holdings may have changed since the report date.

[1]	Short-term investments are not included.

6 Laudus Mondrian Institutional Funds

 Laudus Mondrian Institutional Emerging Markets Fund

Performance and Fund Facts as of 03/31/13

Past performance does not guarantee future results. The performance data quoted represents past performance, and current returns may be lower or higher. The performance information does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, visit www.laudus.com.

April 24, 2008 – March 31, 2013
Performance of Hypothetical
$1,000,000 Investment1

 Average Annual Total Returns1

Fund and Inception Date	1 Year	3 Years	Since Inception

Fund: Laudus Mondrian Institutional Emerging Markets Fund (4/24/08)	6.64%	6.04%	1.41%
MSCI Emerging Markets Index (Net)[2]	1.96%	3.27%	-0.40%

Fund Expense Ratios3: Net 1.27%; Gross 1.43%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized. Performance data quoted does not reflect the non-recurring redemption fee of 2% that may be charged if shares are sold or exchanged within 30 days of the purchase date. If these fees were reflected, the performance data quoted would be lower.

The fund’s performance relative to the index may be affected by fair-value pricing, see financial note 2 for more information.

[1]	Fund expenses may have been partially absorbed by CSIM. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	The MSCI Emerging Markets Index (Net) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. This series approximates the minimum possible dividend reinvestment. The returns are calculated applying dividend withholding rates applicable to non-resident persons who do not benefit from double taxation treaties. Investors cannot invest directly in any index and index figures do not include trading and management costs.
[3]	As stated in the prospectus. Net Expenses: Reflects expenses expected to be charged to shareholders through at least 7/30/22. Adviser expects to hold expenses at this level by waiving its management fees and/or bearing other expenses. Gross Expenses: Reflects the total annual fund operating expenses. Actual expenses are influenced by total assets and may be reduced based on contractual fee waiver by Adviser. Please see the prospectus for more information. For actual ratios during the period, refer to the Financial Highlights section in the Financial Statements.

Laudus Mondrian Institutional Funds 7

 Laudus Mondrian Institutional Emerging Markets Fund

Performance and Fund Facts as of 03/31/13 continued

 Country Weightings % of Investments

China	14.9%
Brazil	14.4%
Mexico	8.8%
India	8.1%
Republic of Korea	7.7%
Indonesia	7.6%
Turkey	6.8%
Thailand	4.3%
Russia	4.2%
Peru	3.7%
South Africa	3.6%
United States	3.5%
Taiwan	3.0%
Chile	2.7%
Philippines	2.7%
Hong Kong	2.6%
Other Countries	1.4%
Total	100.0%

 Sector Weightings % of Equities

Financials	24.8%
Consumer Discretionary	14.2%
Energy	13.0%
Telecommunication Services	11.2%
Utilities	8.6%
Consumer Staples	7.3%
Industrials	7.1%
Information Technology	6.0%
Materials	5.6%
Health Care	2.2%
Total	100.0%

 Top Equity Holdings % of Net Assets1

China Mobile Ltd.	3.8%
Hyundai Mobis	3.7%
Credicorp Ltd.	3.6%
Grupo Mexico S.A.B. de C.V., Series B	3.1%
Yum! Brands, Inc.	3.0%
Grupo Financiero Santander Mexico S.A.B. de C.V., Class B ADR	2.9%
Taiwan Semiconductor Manufacturing Co., Ltd.	2.9%
PT Bank Rakyat Indonesia (Persero) Tbk	2.8%
PTT PCL	2.7%
Samsung Electronics Co., Ltd.	2.7%
Total	31.2%

There are risks associated with investing in foreign companies, such as erratic market conditions, economic and political instability, fluctuations in currency and exchange rates, and an increased risk of price volatility associated with less uniformity in accounting and reporting requirements. Investing in emerging markets accentuates these risks. Investments in emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries.

Portfolio holdings may have changed since the report date.

[1]	This list is not a recommendation of any security by the investment adviser.

8 Laudus Mondrian Institutional Funds

Laudus Mondrian Institutional International Equity Fund

The Laudus Mondrian Institutional International Equity Fund (the fund) seeks long-term capital appreciation. Under normal circumstances, the fund invests primarily in common stocks of non-U.S. large-capitalization issuers, including the securities of emerging market companies, that, in the subadviser’s opinion, are undervalued at the time of purchase based on fundamental value analysis. For more information concerning the fund’s investment objective, strategies, and risks, please see the prospectus.

The fund returned 7.55% for the 12 months ended March 31, 2013. For performance comparisons, the fund uses the MSCI EAFE Index (Net) (the index), which returned 11.25%.

Market Highlights. International stocks performed well, with many overseas markets overcoming lackluster global economic growth and rallying from previously depressed levels. Aggressive measures by the European Central Bank to aid the euro zone’s banking system and progress by European legislators toward resolving the region’s sovereign debt crisis helped, easing investor concerns. In addition, many central banks maintained policies aimed at keeping interest rates low to stimulate economic growth, providing a favorable backdrop for equities. Within the index, Belgian stocks returned approximately 28% in U.S. dollar terms, outperforming other markets, while stock markets in New Zealand, Switzerland, and Australia also performed well, returning more than 20%. Italian stocks were some of the worst performers, returning approximately -7%.

In this environment, foreign currencies generally depreciated versus the U.S. dollar, reducing the returns of international stocks in U.S. dollar terms. Better performing currencies included the New Zealand dollar and Swedish krona, which appreciated by approximately 2%. Underperforming currencies included Japan’s yen, which returned approximately -12%, and the British pound, which returned approximately -5%. In addition, the euro returned approximately -4% versus the U.S. dollar, reducing the returns of the region’s stocks in U.S. dollar terms.

Positioning and Strategies. The fund’s stock selections generated disappointing results for the 12 months, with German holdings providing an example. The fund’s German securities returned approximately -13% in U.S. dollar terms, compared with the approximately 9% return of German equities in the index. RWE AG—a company that generates, distributes, and trades electricity—represented a significant detractor among German securities. The fund’s shares of RWE AG returned -17%, and represented an overweight position compared with the index. As a result, this position subtracted more from the fund’s relative performance than any other single position.

Stock choices in France also produced subpar results. French stocks in the index returned approximately 10% in U.S. dollar terms, while the fund’s holdings returned approximately 5%. France Telecom SA—a company that provides telecommunications services—represented a significant detractor for the fund in this market. The fund’s holdings of France Telecom SA returned approximately -22% for the report period.

Stock selection in Taiwan worked out more favorably. Taiwan Semiconductor Manufacturing markets and manufactures integrated circuits, and holdings of the company returned approximately 21% for the fund during the report period. These securities were not part of the index, and contributed more to the fund’s performance versus the index than any other single position.

Other strategies used by the investment adviser included buying forward currency contracts. The notional value of these contracts ranged from 3% to 4% of the fund’s net assets and slightly detracted from the fund’s performance.

As of 03/31/13:

 Fund Characteristics

Number of Companies[1]	39
Weighted Average Market Cap ($ x 1,000,000)	$63,073
Price/Earnings Ratio (P/E)	16.86
Price/Book Ratio (P/B)	1.57
Portfolio Turnover (One year trailing)	19%

 Fund Overview

Fund

Minimum Initial Investment	$1,000,000
Inception Date	4/24/2008
Ticker Symbol	LIIEX
Cusip	51855H200
NAV	$7.56

Management views and portfolio holdings may have changed since the report date.

[1]	Short-term investments are not included.

Laudus Mondrian Institutional Funds 9

 Laudus Mondrian Institutional International Equity Fund

Performance and Fund Facts as of 03/31/13

Past performance does not guarantee future results. The performance data quoted represents past performance, and current returns may be lower or higher. The performance information does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, visit www.laudus.com.

April 24, 2008 – March 31, 2013
Performance of Hypothetical
$1,000,000 Investment1

 Average Annual Total Returns1

Fund and Inception Date	1 Year	3 Years	Since Inception

Fund: Laudus Mondrian Institutional International Equity Fund (4/24/08)	7.55%	3.96%	-2.45%
MSCI EAFE Index® (Net)[2]	11.25%	5.00%	-1.68%

Fund Expense Ratios3: Net 0.90%; Gross 1.91%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized. Performance data quoted does not reflect the non-recurring redemption fee of 2% that may be charged if shares are sold or exchanged within 30 days of the purchase date. If these fees were reflected, the performance data quoted would be lower.

The fund’s performance relative to the index may be affected by fair-value pricing, see financial note 2 for more information.

[1]	Fund expenses may have been partially absorbed by CSIM. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	The MSCI Europe, Australasia, Far East (MSCI EAFE®) Index (Net) is a free float-adjusted market capitalization index that is designed to measure market equity performance in 22 developed market countries, excluding the U.S. and Canada. This series approximates the minimum possible dividend reinvestment. The returns are calculated applying dividend withholding rates applicable to non-resident persons who do not benefit from double taxation treaties. Investors cannot invest directly in any index and index figures do not include trading and management costs.
[3]	As stated in the prospectus. Net Expenses: Reflects expenses expected to be charged to shareholders through at least 7/30/22. Adviser expects to hold expenses at this level by waiving its management fees and/or bearing other expenses. Gross Expenses: Reflects the total annual fund operating expenses. Actual expenses are influenced by total assets and may be reduced based on contractual fee waiver by Adviser. Please see the prospectus for more information. For actual ratios during the period, refer to the Financial Highlights section in the Financial Statements.

10 Laudus Mondrian Institutional Funds

 Laudus Mondrian Institutional International Equity Fund

Performance and Fund Facts as of 03/31/13 continued

 Country Weightings % of Investments

United Kingdom	21.7%
Japan	20.5%
France	13.8%
Switzerland	10.1%
Spain	5.8%
Germany	5.7%
Netherlands	5.5%
Australia	4.1%
Singapore	3.5%
Italy	2.9%
Israel	2.9%
Other Countries	3.5%
Total	100.0%

 Sector Weightings % of Equities

Consumer Staples	18.4%
Health Care	16.8%
Financials	14.6%
Telecommunication Services	11.7%
Energy	11.1%
Utilities	8.4%
Information Technology	6.8%
Industrials	6.3%
Consumer Discretionary	5.9%
Total	100.0%

 Top Equity Holdings % of Net Assets1

Canon, Inc.	3.6%
Novartis AG – Reg’d	3.6%
ABB Ltd. – Reg’d	3.5%
Unilever plc	3.4%
Takeda Pharmaceutical Co., Ltd.	3.4%
GlaxoSmithKline plc	3.4%
National Grid plc	3.3%
Tesco plc	3.3%
Sanofi	3.2%
Koninklijke Ahold N.V.	3.2%
Total	33.9%

There are risks associated with investing in foreign companies, such as erratic market conditions, economic and political instability, fluctuations in currency and exchange rates, and an increased risk of price volatility associated with less uniformity in accounting and reporting requirements.

Portfolio holdings may have changed since the report date.

[1]	This list is not a recommendation of any security by the investment adviser.

Laudus Mondrian Institutional Funds 11

Fund Expenses (Unaudited)

 Examples for a $1,000 Investment

As a fund shareholder, you incur two types of costs: transaction costs, such as redemption fees; and, ongoing costs, such as management fees, transfer agent and shareholder services fees, and other fund expenses.

The expense examples below are intended to help you understand your ongoing cost (in dollars) of investing in a fund and to compare this cost with the ongoing cost of investing in other mutual funds. These examples are based on an investment of $1,000 invested for the period beginning October 1, 2012 and held through March 31, 2013.

Actual Return lines in the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number given for your fund or share class under the heading entitled “Expenses Paid During Period.”

Hypothetical Return lines in the table below provide information about hypothetical account values and hypothetical expenses based on a fund’s actual expense ratio and an assumed return of 5% per year before expenses. Because the return used is not an actual return, it may not be used to estimate the actual ending account value or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, such as redemption fees. If these transactional costs were included, your costs would have been higher.

			Ending
		Beginning	Account Value	Expenses Paid
	Expense Ratio[1]	Account Value	(Net of Expenses)	During Period[2]
	(Annualized)	at 10/1/12	at 3/31/13	10/1/12–3/31/13

Laudus Mondrian Institutional Emerging Markets Fund
Actual Return	1.30%	$1,000	$1,088.30	$6.77
Hypothetical 5% Return	1.30%	$1,000	$1,018.45	$6.54

Laudus Mondrian Institutional International Equity Fund
Actual Return	0.90%	$1,000	$1,085.90	$4.68
Hypothetical 5% Return	0.90%	$1,000	$1,020.44	$4.53

[1]	Based on the most recent six-month expense ratio; may differ from the expense ratio provided in the Financial Highlights which covers a 12-month period.
[2]	Expenses for each fund are equal to its annualized expense ratio, multiplied by the average account value over the period, multiplied by 182 days of the period, and divided by 365 days of the fiscal year.

12 Laudus Mondrian Institutional Funds

Laudus Mondrian Institutional Emerging Markets Fund

Financial Statements

Financial Highlights

	4/1/12–	4/1/11–	4/1/10–	4/1/09–	4/24/08[1]–
	3/31/13	3/31/12	3/31/11	3/31/10	3/31/09

Per-Share Data ($)

Net asset value at beginning of period	9.44	9.55	8.62	5.23	10.00

Income (loss) from investment operations:
Net investment income (loss)	0.14	0.10	0.11	0.19	0.14
Net realized and unrealized gains (losses)	0.48	(0.13)[2]	0.92	3.39	(4.81)

Total from investment operations	0.62	(0.03)	1.03	3.58	(4.67)
Less distributions:
Distributions from net investment income	(0.13)	(0.08)	(0.10)	(0.19)	(0.10)
Distributions from net realized gains	—	(0.00)[3]	—	—	—

Total distributions	(0.13)	(0.08)	(0.10)	(0.19)	(0.10)

Net asset value at end of period	9.93	9.44	9.55	8.62	5.23

Total return (%)	6.64	(0.15)	11.97	68.64	(46.71)[4]

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	1.27	1.27	1.27	1.27	1.25 [5,6]
Gross operating expenses	1.27	1.43	2.63	7.56	7.22 [6]
Net investment income (loss)	1.56	1.49	1.26	2.48	2.10 [6]
Portfolio turnover rate	34	27	20	45	64 [4]
Net assets, end of period ($ x 1,000)	294,952	154,891	54,110	5,731	1,593

1 Commencement of operations.
2 The per share amount does not accord with the change in aggregate gains and losses in securities during the period because of the timing of fund transactions in relation to fluctuating market values.
3 Distribution from realized gains is less than $0.01.
4 Not annualized.
5 The ratio of net operating expenses would have been 1.27% if custody credits had not been included.
6 Annualized.

See financial notes 13

 Laudus Mondrian Institutional Emerging Markets Fund

Portfolio Holdings as of March 31, 2013

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on a fund’s most recent Form N-Q is also available by visiting the fund’s website at www.laudus.com.

		Cost	Value
Holdings by Category		($)	($)

89.9%	Common Stock	233,717,756	265,349,505
8.0%	Preferred Stock	26,090,220	23,500,458
0.5%	Other Investment Company	1,407,043	1,407,043

98.4%	Total Investments	261,215,019	290,257,006
1.6%	Other Assets and Liabilities, Net		4,694,554

100.0%	Net Assets		294,951,560

	Number	Value
Security	of Shares	($)

Common Stock 89.9% of net assets

Brazil 6.2%

Materials 0.6%
Vale S.A. ADR	107,600	1,860,404

Software & Services 0.2%
Cielo S.A.	22,700	668,728

Transportation 3.5%
CCR S.A.	559,900	5,691,128
EcoRodovias Infraestrutura e Logistica S.A.	529,500	4,556,726

Utilities 1.9%
CPFL Energia S.A. ADR	266,400	5,578,416

		18,355,402

Chile 2.7%

Utilities 2.7%
Enersis S.A. ADR	409,000	7,869,160

China 14.7%

Capital Goods 1.5%
Beijing Enterprises Holdings Ltd.	581,500	4,484,938

Energy 1.9%
China Shenhua Energy Co., Ltd., Class H	1,572,000	5,735,669

Health Care Equipment & Services 2.2%
Mindray Medical International Ltd. ADR	162,200	6,478,268

Household & Personal Products 1.8%
Hengan International Group Co., Ltd.	537,000	5,268,183

Retailing 1.9%
Belle International Holdings Ltd.	3,346,456	5,591,455

Telecommunication Services 3.8%
China Mobile Ltd.	1,042,000	11,051,852

Utilities 1.6%
China Resources Power Holdings Co., Ltd.	1,586,000	4,750,740

		43,361,105

Hong Kong 2.5%

Consumer Services 2.5%
Sands China Ltd.	1,449,600	7,542,906

India 7.9%

Automobiles & Components 1.1%
Tata Motors Ltd.	691,034	3,371,352

Banks 3.5%
Axis Bank Ltd.	184,758	4,436,192
Housing Development Finance Corp., Ltd.	375,778	5,725,772

Capital Goods 1.9%
Larsen & Toubro Ltd.	225,407	5,681,768

Diversified Financials 1.4%
Rural Electrification Corp., Ltd.	1,096,508	4,214,580

		23,429,664

Indonesia 7.5%

Automobiles & Components 1.6%
PT Astra International Tbk	5,971,500	4,872,546

Banks 3.6%
PT Bank Mandiri (Persero) Tbk	2,422,500	2,502,007
PT Bank Rakyat Indonesia (Persero) Tbk	8,973,500	8,110,698

Utilities 2.3%
PT Perusahaan Gas Negara (Persero) Tbk	10,901,500	6,689,939

		22,175,190

Kazakhstan 1.4%

Energy 1.4%
KazMunaiGas Exploration Production GDR	216,709	4,117,471

Mexico 8.7%

Banks 2.9%
Grupo Financiero Santander Mexico S.A.B. de C.V., Class B ADR *	556,500	8,586,795

Materials 3.1%
Grupo Mexico S.A.B. de C.V., Series B	2,239,342	9,045,155

Real Estate 0.7%
Fibra Uno Administracion S.A. de C.V.	583,488	1,925,048

14 See financial notes

 Laudus Mondrian Institutional Emerging Markets Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

Telecommunication Services 2.0%
America Movil S.A.B. de C.V., Series L ADR	286,500	6,005,040

		25,562,038

Peru 3.6%

Banks 3.6%
Credicorp Ltd.	63,695	10,576,555

Philippines 2.7%

Telecommunication Services 2.7%
Philippine Long Distance Telephone Co. ADR	110,600	7,845,964

Republic of Korea 7.5%

Automobiles & Components 3.7%
Hyundai Mobis	38,571	10,827,839

Banks 1.1%
KB Financial Group, Inc.	100,996	3,373,894

Semiconductors & Semiconductor Equipment 2.7%
Samsung Electronics Co., Ltd.	5,891	8,029,607

		22,231,340

Russia 4.1%

Banks 2.0%
Sberbank of Russia ADR	457,508	5,833,227

Energy 2.1%
Gazprom OAO ADR	738,832	6,280,072

		12,113,299

South Africa 3.6%

Food, Beverage & Tobacco 3.6%
SABMiller plc	140,482	7,416,238
Tiger Brands Ltd.	96,954	3,100,262

		10,516,500

Taiwan 2.9%

Semiconductors & Semiconductor Equipment 2.9%
Taiwan Semiconductor Manufacturing Co., Ltd.	2,550,224	8,541,351

Thailand 4.2%

Banks 1.5%
Kasikornbank PCL NVDR	626,600	4,465,344

Energy 2.7%
PTT PCL	731,300	8,090,872

		12,556,216

Turkey 6.7%

Banks 1.5%
Turkiye Garanti Bankasi A/S	823,633	4,373,670

Energy 2.7%
Tupras-Turkiye Petrol Rafinerileri A/S	262,546	7,896,729

Telecommunication Services 2.5%
Turk Telekomunikasyon A/S	1,696,789	7,522,653

		19,793,052

United States 3.0%

Consumer Services 3.0%
Yum! Brands, Inc.	121,800	8,762,292

Total Common Stock
(Cost $233,717,756)		265,349,505

Preferred Stock 8.0% of net assets

Brazil 8.0%

Banks 2.6%
Itausa - Investimentos Itau S.A.	1,455,143	7,597,060

Energy 1.9%
Petroleo Brasileiro S.A.	606,400	5,506,589

Food, Beverage & Tobacco 1.7%
Companhia de Bebidas das Americas ADR	122,800	5,198,124

Materials 1.8%
Vale S.A. ADR	314,500	5,198,685

Total Preferred Stock
(Cost $26,090,220)		23,500,458

Other Investment Company 0.5% of net assets

United States 0.5%
State Street Institutional U.S. Government Money Market Fund	1,407,043	1,407,043

Total Other Investment Company
(Cost $1,407,043)		1,407,043

End of Investments.

At 03/31/13, the tax basis cost of the fund’s investments was $264,171,637 and the unrealized appreciation and depreciation were $34,940,705 and ($8,855,336), respectively, with a net unrealized appreciation of $26,085,369.

At 03/31/13, the values of certain foreign securities held by the fund aggregating $155,578,184 were adjusted from their closing market values in accordance with international fair valuation procedures approved by the fund’s Board of Trustees. (See financial note 2)

*	Non-income producing security.

ADR —	American Depositary Receipt
GDR —	Global Depositary Receipt
NVDR —	Non-Voting Depositary Receipt

See financial notes 15

 Laudus Mondrian Institutional Emerging Markets Fund

Portfolio Holdings continued

USD —	U.S. dollar
ZAR —	South African rand

In addition to the above, the fund held the following at 03/31/13.

			Amount of		Amount of
		Currency	Currency	Currency	Currency	Unrealized
		to be	to be	to be	to be	Gains
Expiration Date	Counterparty	Received	Received	Delivered	Delivered	($)

Forward Foreign Currency Exchange Contract

04/05/2013	State Street Bank London	ZAR	2,748,086	USD	298,777	243

The following is a summary of the inputs used to value the fund’s investments as of March 31, 2013 (see financial note 2(a) for additional information):

	Quoted Prices in		Significant
	Active Markets for	Significant Other	Unobservable
	Identical Assets	Observable Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Common Stock[1]	$—	$114,230,003	$—	$114,230,003
Brazil[1]	18,355,402	—	—	18,355,402
Chile[1]	7,869,160	—	—	7,869,160
China[1]	—	36,882,837	—	36,882,837
Health Care Equipment & Services	6,478,268	—	—	6,478,268
Kazakhstan[1]	4,117,471	—	—	4,117,471
Mexico[1]	25,562,038	—	—	25,562,038
Peru[1]	10,576,555	—	—	10,576,555
Philippines[1]	7,845,964	—	—	7,845,964
Russia[1]	12,113,299	—	—	12,113,299
Thailand[1]	—	4,465,344	—	4,465,344
Energy	8,090,872	—	—	8,090,872
United States[1]	8,762,292	—	—	8,762,292
Preferred Stock
Brazil[1]	23,500,458	—	—	23,500,458
Other Investment Company[1]	1,407,043	—	—	1,407,043

Total	$134,678,822	$155,578,184	$—	$290,257,006

Other Financial Instruments
Forward Foreign Currency Exchange Contract[2]	$243	$—	$—	$243

[1]	As categorized in Portfolio Holdings.
[2]	Forward foreign currency exchange contracts are not included in Investments and are valued at unrealized appreciation or depreciation.

The fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were no transfers between Level 1, Level 2 and Level 3 for the period ended March 31, 2013.

16 See financial notes

 Laudus Mondrian Institutional Emerging Markets Fund

Statement of
Assets and Liabilities
As of March 31, 2013

Assets

Investments, at value (cost $261,215,019)		$290,257,006
Foreign currency, at value (cost $309,710)		309,436
Receivables:
Investments sold		2,295,024
Fund shares sold		5,932,000
Dividends		933,447
Interest		57
Unrealized gains on forward foreign currency exchange contracts		243
Prepaid expenses	+	859

Total assets		299,728,072

Liabilities

Payables:
Investments bought		4,027,209
Due to custodian		486,942
Foreign capital gains tax		80,798
Fund shares redeemed		50,000
Investment adviser fees		23,471
Trustees’ retirement plan		917
Accrued expenses	+	107,175

Total liabilities		4,776,512

Net Assets

Total assets		299,728,072
Total liabilities	−	4,776,512

Net assets		$294,951,560

Net Assets by Source
Capital received from investors		269,412,755
Distributions in excess of net investment income		(440,886)
Net realized capital losses		(2,973,232)
Net unrealized capital gains		28,952,923

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV
$294,951,560		29,697,907		$9.93

See financial notes 17

 Laudus Mondrian Institutional Emerging Markets Fund

Statement of
Operations
For April 1, 2012 through March 31, 2013

Investment Income

Dividends (net of foreign withholding taxes of $771,728)		$6,450,203
Interest	+	1,694

Total investment income		6,451,897

Expenses

Investment adviser fees		2,281,851
Custodian fees		257,622
Recouped by manager		105,110
Professional fees		61,548
Accounting and administration fees		57,473
Trustees’ fees		38,548
Shareholder reports		27,427
Registration fees		20,312
Transfer agent fees		11,167
Interest expense		71
Other expenses	+	35,710

Total expenses		2,896,839
Custody credits	−	25

Net expenses	−	2,896,814

Net investment income		3,555,083

Realized and Unrealized Gains (Losses)

Net realized losses on investments (net of foreign capital gain tax of $101,118)		(1,477,128)
Net realized losses on foreign currency transactions	+	(103,897)

Net realized losses		(1,581,025)
Net unrealized gains on investments (net of foreign capital gain tax of $181,282)		17,280,796
Net unrealized losses on foreign currency translations	+	(7,422)

Net unrealized gains	+	17,273,374

Net realized and unrealized gains		15,692,349

Increase in net assets resulting from operations		$19,247,432

18 See financial notes

 Laudus Mondrian Institutional Emerging Markets Fund

Statement of
Changes in Net Assets
For the current and prior report periods

Operations

4/1/12-3/31/13			4/1/11-3/31/12
Net investment income		$3,555,083	$1,388,473
Net realized losses		(1,581,025)	(1,493,035)
Net unrealized gains	+	17,273,374	9,672,891

Increase in net assets from operations		19,247,432	9,568,329

Distributions to Shareholders

Distributions from net investment income		(3,608,274)	(1,091,850)
Distributions from net realized gains	+	—	(57,540)

Total distributions		($3,608,274)	($1,149,390)

Transactions in Fund Shares

		4/1/12-3/31/13		4/1/11-3/31/12
		SHARES	VALUE	SHARES	VALUE
Shares sold		15,102,944	$141,996,300	11,801,913	$102,197,002
Shares reinvested		364,913	3,470,325	133,084	1,075,315
Shares redeemed	+	(2,177,140)	(21,045,654)	(1,193,765)	(10,909,742)

Net transactions in fund shares		13,290,717	$124,420,971	10,741,232	$92,362,575

Shares Outstanding and Net Assets

		4/1/12-3/31/13		4/1/11-3/31/12
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		16,407,190	$154,891,431	5,665,958	$54,109,917
Total increase	+	13,290,717	140,060,129	10,741,232	100,781,514

End of period		29,697,907	$294,951,560	16,407,190	$154,891,431

Distributions in excess of net investment income			($440,886)		($205,583)

See financial notes 19

Laudus Mondrian Institutional International Equity Fund

Financial Statements

Financial Highlights

	4/1/12–	4/1/11–	4/1/10–	4/1/09–	4/24/08[1]–
	3/31/13	3/31/12	3/31/11	3/31/10	3/31/09

Per-Share Data ($)

Net asset value at beginning of period	7.30	7.72	7.50	5.39	10.00

Income (loss) from investment operations:
Net investment income (loss)	0.25	0.26	0.21	0.21	0.16
Net realized and unrealized gains (losses)	0.28	(0.42)	0.24	2.07	(4.59)

Total from investment operations	0.53	(0.16)	0.45	2.28	(4.43)
Less distributions:
Distributions from net investment income	(0.27)	(0.26)	(0.23)	(0.17)	(0.17)
Distributions from net realized gains	—	—	—	—	(0.01)

Total distributions	(0.27)	(0.26)	(0.23)	(0.17)	(0.18)

Net asset value at end of period	7.56	7.30	7.72	7.50	5.39

Total return (%)	7.55	(1.72)	6.14	42.37	(44.63)[2]

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.90	0.90	0.90	0.90	0.90 [3]
Gross operating expenses	1.68	1.91	2.20	2.26	3.70 [3]
Net investment income (loss)	3.48	3.93	3.01	3.14	3.32 [3]
Portfolio turnover rate	19	14	15	34	7 [2]
Net assets, end of period ($ x 1,000)	20,612	18,985	16,003	13,643	8,153

1 Commencement of operations.
2 Not annualized.
3 Annualized.

20 See financial notes

 Laudus Mondrian Institutional International Equity Fund

Portfolio Holdings as of March 31, 2013

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on a fund’s most recent Form N-Q is also available by visiting the fund’s website at www.laudus.com.

		Cost	Value
Holdings by Category		($)	($)

98.0%	Common Stock	18,564,987	20,202,964
1.7%	Other Investment Company	343,621	343,621

99.7%	Total Investments	18,908,608	20,546,585
0.3%	Other Assets and Liabilities, Net		64,960

100.0%	Net Assets		20,611,545

	Number	Value
Security	of Shares	($)

Common Stock 98.0% of net assets

Australia 4.0%

Insurance 4.0%
AMP Ltd.	67,507	367,786
QBE Insurance Group Ltd.	32,950	465,830

		833,616

France 13.8%

Banks 0.7%
Societe Generale S.A. *	4,227	139,166

Capital Goods 2.7%
Compagnie de Saint-Gobain	14,779	548,796

Energy 2.6%
Total S.A.	11,444	548,098

Food & Staples Retailing 2.2%
Carrefour S.A.	16,264	445,524

Pharmaceuticals, Biotechnology & Life Sciences 3.2%
Sanofi	6,556	668,616

Telecommunication Services 2.4%
France Telecom S.A.	48,618	492,638

		2,842,838

Germany 5.7%

Automobiles & Components 0.4%
Daimler AG - Reg’d	1,602	87,369

Telecommunication Services 2.9%
Deutsche Telekom AG - Reg’d	55,295	585,370

Utilities 2.4%
RWE AG	13,359	498,702

		1,171,441

Israel 2.9%

Pharmaceuticals, Biotechnology & Life Sciences 2.9%
Teva Pharmaceutical Industries Ltd. ADR	15,100	599,168

Italy 2.9%

Banks 0.4%
Intesa Sanpaolo S.p.A.	62,411	91,956

Energy 2.5%
Eni S.p.A.	22,798	510,411

		602,367

Japan 20.4%

Automobiles & Components 3.1%
Toyota Motor Corp.	12,600	649,729

Food & Staples Retailing 2.8%
Seven & I Holdings Co., Ltd.	17,300	574,006

Household & Personal Products 3.2%
Kao Corp.	20,300	656,541

Insurance 3.0%
Tokio Marine Holdings, Inc.	21,700	627,789

Pharmaceuticals, Biotechnology & Life Sciences 3.4%
Takeda Pharmaceutical Co., Ltd.	12,800	701,219

Semiconductors & Semiconductor Equipment 1.3%
Tokyo Electron Ltd.	6,200	264,518

Technology Hardware & Equipment 3.6%
Canon, Inc.	20,000	735,000

		4,208,802

Netherlands 5.5%

Food & Staples Retailing 3.2%
Koninklijke Ahold N.V.	42,911	657,838

Media 2.3%
Reed Elsevier N.V.	27,177	465,913

		1,123,751

Singapore 3.5%

Banks 2.1%
United Overseas Bank Ltd.	26,442	435,921

Telecommunication Services 1.4%
Singapore Telecommunications Ltd.	97,000	281,241

		717,162

Spain 5.8%

Banks 0.9%
Banco Santander S.A.	28,543	193,368

Telecommunication Services 2.4%
Telefonica S.A.	35,581	482,071

Utilities 2.5%
Iberdrola S.A.	111,805	522,674

		1,198,113

See financial notes 21

 Laudus Mondrian Institutional International Equity Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

Switzerland 10.1%

Capital Goods 3.5%
ABB Ltd. - Reg’d *	32,057	727,746

Insurance 3.0%
Zurich Insurance Group AG *	2,224	620,829

Pharmaceuticals, Biotechnology & Life Sciences 3.6%
Novartis AG - Reg’d	10,309	734,742

		2,083,317

Taiwan 1.8%

Semiconductors & Semiconductor Equipment 1.8%
Taiwan Semiconductor Manufacturing Co., Ltd.	110,839	371,228

United Kingdom 21.6%

Energy 5.7%
BP plc	84,490	594,134
Royal Dutch Shell plc, Class A	18,039	584,225

		1,178,359

Food & Staples Retailing 3.3%
Tesco plc	115,658	672,335

Food, Beverage & Tobacco 3.4%
Unilever plc	16,776	709,576

Pharmaceuticals, Biotechnology & Life Sciences 3.4%
GlaxoSmithKline plc	29,899	700,146

Telecommunication Services 2.5%
Vodafone Group plc	181,162	514,080

Utilities 3.3%
National Grid plc	58,234	676,665

		4,451,161

Total Common Stock
(Cost $18,564,987)		20,202,964

Other Investment Company 1.7% of net assets

United States 1.7%
State Street Institutional U.S. Government Money Market Fund	343,621	343,621

Total Other Investment Company
(Cost $343,621)		343,621

End of Investments.

At 03/31/13, the tax basis cost of the fund’s investments was $19,183,152 and the unrealized appreciation and depreciation were $2,696,785 and ($1,333,352), respectively, with a net unrealized appreciation of $1,363,433.

At 03/31/13, the values of certain foreign securities held by the fund aggregating $19,603,796 were adjusted from their closing market values in accordance with international fair valuation procedures approved by the fund’s Board of Trustees. (See financial note 2)

*	Non-income producing security.

ADR —	American Depositary Receipt
Reg’d —	Registered

AUD —	Australian dollar
USD —	U.S. dollar

In addition to the above, the fund held the following at 03/31/13.

			Amount of		Amount of
		Currency	Currency	Currency	Currency	Unrealized
		to be	to be	to be	to be	Losses
Expiration Date	Counterparty	Received	Received	Delivered	Delivered	($)

Forward Foreign Currency Exchange Contract

04/30/2013	State Street Bank London	USD	609,405	AUD	586,500	(952)

22 See financial notes

 Laudus Mondrian Institutional International Equity Fund

Portfolio Holdings continued

The following is a summary of the inputs used to value the fund’s investments as of March 31, 2013 (see financial note 2(a) for additional information):

Assets Valuation Input

	Quoted Prices in		Significant
	Active Markets for	Significant Other	Unobservable
	Identical Assets	Observable Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Common Stock[1]	$—	$19,603,796	$—	$19,603,796
Israel[1]	599,168	—	—	599,168
Other Investment Company[1]	343,621	—	—	343,621

Total	$942,789	$19,603,796	$—	$20,546,585

Liabilities Valuation Input

Other Financial Instruments
Forward Foreign Currency Exchange Contract[2]	($952)	$—	$—	($952)

[1]	As categorized in Portfolio Holdings.
[2]	Forward foreign currency exchange contracts are not included in Investments and are valued at unrealized appreciation or depreciation.

The fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were no transfers between Level 1, Level 2 and Level 3 for the period ended March 31, 2013.

See financial notes 23

 Laudus Mondrian Institutional International Equity Fund

Statement of
Assets and Liabilities
As of March 31, 2013

Assets

Investments, at value (cost $18,908,608)		$20,546,585
Foreign currency, at value (cost $28,336)		28,411
Receivables:
Dividends		46,357
Foreign tax reclaims		16,092
Due from investment adviser		112
Interest		3
Prepaid expenses	+	66

Total assets		20,637,626

Liabilities

Payables:
Trustees’ retirement plan		1,450
Unrealized losses on forward foreign currency exchange contracts		952
Accrued expenses	+	23,679

Total liabilities		26,081

Net Assets

Total assets		20,637,626
Total liabilities	−	26,081

Net assets		$20,611,545

Net Assets by Source
Capital received from investors		19,934,396
Net investment income not yet distributed		64,901
Net realized capital losses		(1,024,185)
Net unrealized capital gains		1,636,433

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV
$20,611,545		2,726,376		$7.56

24 See financial notes

 Laudus Mondrian Institutional International Equity Fund

Statement of
Operations
For April 1, 2012 through March 31, 2013

Investment Income

Dividends (net of foreign withholding taxes of $68,826)		$808,087
Interest	+	42

Total investment income		808,129

Expenses

Investment adviser fees		138,299
Professional fees		53,429
Accounting and administration fees		51,812
Registration fees		23,868
Trustees’ fees		15,856
Custodian fees		10,114
Transfer agent fees		9,646
Shareholder reports		153
Interest expense		8
Other expenses	+	5,993

Total expenses		309,178
Expense reduction by adviser	−	143,218

Net expenses	−	165,960

Net investment income		642,169

Realized and Unrealized Gains (Losses)

Net realized losses on investments		(416,137)
Net realized losses on foreign currency transactions	+	(17,433)

Net realized losses		(433,570)
Net unrealized gains on investments		1,169,289
Net unrealized losses on foreign currency translations	+	(17,492)

Net unrealized gains	+	1,151,797

Net realized and unrealized gains		718,227

Increase in net assets resulting from operations		$1,360,396

See financial notes 25

 Laudus Mondrian Institutional International Equity Fund

Statement of
Changes in Net Assets
For the current and prior report periods

Operations

4/1/12-3/31/13			4/1/11-3/31/12
Net investment income		$642,169	$647,101
Net realized gains (losses)		(433,570)	169,512
Net unrealized gains (losses)	+	1,151,797	(1,040,255)

Increase (Decrease) in net assets from operations		1,360,396	(223,642)

Distributions to Shareholders

Distributions from net investment income		($697,112)	($619,411)

Transactions in Fund Shares

		4/1/12-3/31/13		4/1/11-3/31/12
		SHARES	VALUE	SHARES	VALUE
Shares sold		133,077	$1,000,000	473,159	$3,485,547
Shares reinvested		86,092	612,977	81,410	539,746
Shares redeemed	+	(92,548)	(650,000)	(28,409)	(200,000)

Net transactions in fund shares		126,621	$962,977	526,160	$3,825,293

Shares Outstanding and Net Assets

		4/1/12-3/31/13		4/1/11-3/31/12
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		2,599,755	$18,985,284	2,073,595	$16,003,044
Total increase	+	126,621	1,626,261	526,160	2,982,240

End of period		2,726,376	$20,611,545	2,599,755	$18,985,284

Net investment income not yet distributed			$64,901		$137,277

26 See financial notes

 Laudus Mondrian Institutional Funds

Financial Notes

1. Business Structure of the Funds:

Each of the Laudus Mondrian Institutional Funds in this report is a series of Laudus Institutional Trust, (the “trust”) a no-load, open-end management investment company. The trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The list below shows all the funds in the trust as of the end of the period:

Laudus Mondrian Institutional Emerging Markets Fund
Laudus Mondrian Institutional International Equity Fund

Shares are bought and sold (subject to redemption fee, see financial note 9) at closing net asset value per share (“NAV”), which is the price for all outstanding shares of the funds.

Each fund maintains its own account for purposes of holding assets and accounting, and is considered a separate entity for tax purposes. Within its account, each fund may also keep certain assets in segregated accounts, as required by securities law.

2. Significant Accounting Policies:

The following is a summary of the significant accounting policies the funds use in their preparation of financial statements. The accounting policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

(a) Security Valuation:

Under procedures approved by the funds’ Board of Trustees (the “Board”), the investment adviser has formed a Pricing Committee to administer the pricing and valuation of portfolio securities and other assets and to ensure that prices used for internal purposes or provided by third parties reasonably reflect fair market value. Among other things, these procedures allow the funds to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

The funds value the securities in their portfolios every business day. The funds use the following policies to value various types of securities:

•	Securities traded on an exchange or over-the-counter: valued at the closing value for the day, or, on days when no closing value has been reported, at halfway between the most recent bid and ask quotes. Securities that are primarily traded on foreign exchanges are valued at the official closing price or the last sales price on the exchange where the securities are principally traded with these values then translated into U.S. dollars at the current exchange rate, unless these securities are fair valued as discussed below.

•	Securities for which no quoted value is available: The Board has adopted procedures to fair value each fund’s securities when market prices are not “readily available” or are unreliable. For example, a fund may fair value a security when it is de-listed or its trading is halted or suspended; when a security’s primary pricing source is unable or unwilling to provide a price; or when a security’s primary trading market is closed during regular market hours. Each fund makes fair value determinations in good faith in accordance with the fund’s valuation procedures. The Pricing Committee considers a number of factors, including unobservable market inputs when arriving at fair value. The Pricing Committee may employ techniques such as the review of related or comparable assets or liabilities, related market activities, recent transactions, market multiples, book values, transactional back-testing, disposition analysis and other relevant information. The Pricing Committee regularly reviews these inputs and assumptions to calibrate the valuations. The Board convenes on a regular basis to review fair value determinations made by the funds pursuant to the valuation procedures.

•	International fair valuation: The Board has adopted procedures to fair value foreign equity securities that are traded in markets that close prior to the funds valuing their holdings. By fair valuing securities whose prices may have been affected by events occurring after the close of trading, each fund seeks to establish prices that investors might expect to realize upon the current sales of these securities. This methodology is designed to deter “arbitrage” market timers, who seek to exploit delays between the change in the value of a fund’s portfolio holdings and the net asset value of the fund’s shares, and seeks to help ensure that the prices at which the fund’s shares are purchased and redeemed are fair and do not result in dilution of shareholder interest or other harm to shareholders. When fair value pricing is used at the open or close of a reporting period, it may cause a temporary divergence between the return of a fund and that of its comparative index or benchmark. Each fund makes fair value determinations in good faith in accordance with the fund’s valuation procedures. Due to the

 Laudus Mondrian Institutional Funds

Financial Notes (continued)

2. Significant Accounting Policies (continued):

subjective and variable nature of fair value pricing, there can be no assurance that a fund could obtain the fair value assigned to the security upon the sale of such security. The Board regularly reviews fair value determinations made by the funds pursuant to the valuation procedures.

•	Forward foreign currency exchange contracts: valued at a value based on that day’s forward exchange rates.

•	Short-term securities (60 days or less to maturity): valued at amortized cost, which approximates market value.

•	Underlying funds: mutual funds are valued at their respective net asset values.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurements). If inputs used to measure the financial instruments fall within different levels of the hierarchy, the categorization is based on the lowest level input that is significant to the valuation. If the funds determine that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.

The three levels of the fair value hierarchy are as follows:

•	Level 1 — quoted prices in active markets for identical securities — Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed equities. Investments in mutual funds are valued daily at their NAV’s, which are classified as Level 1 prices.

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) — Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified as Level 2 prices. These generally include U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and state, municipal and provincial obligations. In addition, international securities whose markets close hours before the funds value their holdings may require fair valuations due to significant movement in the U.S. markets occurring after the daily close of the foreign markets. The Board has approved a vendor that calculates fair valuations of international equity securities based on a number of factors that appear to correlate to the movements in the U.S. markets. As investments whose values are classified as Level 2 prices include positions that are not traded in active markets and/or are subject to transfer restrictions, valuations may be adjusted to reflect illiquidity and/or non-transferability, which are generally based on available market information.

•	Level 3 — significant unobservable inputs (including the funds’ own assumptions in determining the fair value of investments) — Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not available for these securities, the funds use one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the funds in estimating the value of Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the funds in the absence of market information. Assumptions used by the funds due to the lack of observable inputs may significantly impact the resulting fair value and therefore the funds’ results of operations.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The levels associated with valuing the funds’ investments as of March 31, 2013 are disclosed in the Portfolio Holdings.

 Laudus Mondrian Institutional Funds

Financial Notes (continued)

2. Significant Accounting Policies (continued):

(b) Accounting Policies for certain Portfolio Investments (if held):

Forward Foreign Currency Exchange Contracts: “Forwards”, as they are known, are contracts to buy and sell a currency at a set price on a future date. The value of the forwards is accounted for as unrealized gains or losses until the contracts settle, at which time the gains or losses are realized.

(c) Security Transactions:

Security transactions are recorded as of the date the order to buy or sell the security is executed. Realized gains or losses from security transactions are based on the identified costs of the securities involved.

Assets and liabilities denominated in foreign currencies are reported in U.S. dollars. For assets and liabilities held on a given date, the dollar value is based on market exchange rates in effect on that date. Transactions involving foreign currencies, including purchases, sales, income receipts and expense payments, are calculated using exchange rates in effect on the transaction date. Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the differences between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period. These realized and unrealized foreign exchange gains or losses are reported in foreign currency transactions or translations on the Statement of Operations. The funds do not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Gains realized by the funds on the sale of securities in certain foreign countries may be subject to non-U.S. taxes. In those instances, the funds record a liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

When a fund closes out a forwards position, it calculates the difference between the value of the position at the beginning and at the end of the contract, and records a realized gain or loss accordingly.

(d) Investment Income:

Interest income is recorded as it accrues. Dividends and distributions from portfolio securities and underlying funds are recorded on the date they are effective (the ex-dividend date), although the funds record certain foreign security dividends on the day they learn of the ex-dividend date.

Income received from foreign sources may result in withholding tax. Withholding taxes are accrued at the same time as the related income if the tax rate is fixed and known, unless a tax withheld is reclaimable from the local tax authorities in which case it is recorded as receivable. If the tax rate is not known or estimable, such expense or reclaim receivable is recorded when the net proceeds are received.

(e) Expenses:

Expenses that are specific to a fund are charged directly to the fund. Expenses that are common to all funds within the trust generally are allocated among the funds in proportion to their average daily net assets.

(f) Distributions to Shareholders:

The funds declare distributions from net investment income and net realized capital gains, if any, once a year.

(g) Custody Credit:

The funds have an arrangement with their custodian bank, State Street Bank and Trust Company (“State Street”), under which the funds may receive a credit for their uninvested cash balance to offset their custody fees and accounting fees. The credit amounts, if any, are disclosed in the Statement of Operations as a reduction to the funds’ operating expenses.

 Laudus Mondrian Institutional Funds

Financial Notes (continued)

2. Significant Accounting Policies (continued):

(h) Accounting Estimates:

The accounting policies described in this report conform to GAAP. Notwithstanding this, shareholders should understand that in order to follow these principles, fund management has to make estimates and assumptions that affect the information reported in the financial statements. It’s possible that once the results are known, they may turn out to be different from these estimates and these differences may be material.

(i) Federal Income Taxes:

The funds intend to meet federal income and excise tax requirements for regulated investment companies. Accordingly, the funds distribute substantially all of their net investment income and realized net capital gains, if any, to their respective shareholders each year. As long as a fund meets the tax requirements, it is not required to pay federal income tax.

(j) Foreign Taxes:

The funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, corporate events, foreign currency exchanges and capital gains on investments. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in foreign markets in which the funds invest. These foreign taxes, if any, are paid by the funds and are disclosed in the Statement of Operations. Foreign taxes payable as of March 31, 2013, if any, are reflected in the funds’ Statements of Assets and Liabilities.

(k) Indemnification:

Under the funds’ organizational documents, the officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the funds. In addition, in the normal course of business the funds enter into contracts with their vendors and others that provide general indemnifications. The funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the funds. However, based on experience, the funds expect the risk of loss attributable to these arrangements to be remote.

(l) New Accounting Pronouncements:

In December 2011, Accounting Standards Update (“ASU”) No. 2011-11, “Disclosures about Offsetting Assets and Liabilities,” was issued and is effective for interim and annual periods beginning after January 1, 2013. The ASU enhances disclosure requirements with respect to an entity’s rights of offset and related arrangements associated with its financial and derivative instruments. Management is currently evaluating the impact the adoption of ASU No. 2011-11 may have on the funds’ financial statement disclosures.

3. Risk factors:

Investing in the funds may involve certain risks, as discussed in the funds’ prospectus, including, but not limited to, those described below. Any of these risks could cause an investor to lose money.

Stock and bond markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that the investors could lose money.

The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.

Large-cap stocks tend to go in and out of favor based on market and economic conditions. During a period when large-cap stocks fall behind other types of investments — mid- or small-cap stocks, for instance — a fund’s large-cap holdings could reduce performance.

A fund’s investments in securities of foreign issuers may involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); differing accounting, auditing, financial reporting and legal standards and practices; differing

 Laudus Mondrian Institutional Funds

Financial Notes (continued)

3. Risk factors (continued):

securities market structures; and higher transaction costs. These risks may be heightened in connection with investments in emerging markets.

Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Such countries often have less uniformity in accounting and reporting requirements and greater risk associated with the custody of securities. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with the fund’s investments in emerging market countries.

A fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments and could cause the fund to lose more than the principal amount invested. In addition, investments in derivatives may involve leverage, which means a small percentage of assets invested in derivatives can have a disproportionately larger impact on the fund.

Each fund has a concentration of shareholders with significant holdings whose redemption requests may create liquidity issues for the fund.

Please refer to the funds’ prospectus for a more complete description of the principal risks of investing in the funds.

4. Affiliates and Affiliated Transactions:

Charles Schwab Investment Management, Inc. (“CSIM” or the “investment adviser”), a wholly owned subsidiary of The Charles Schwab Corporation, serves as each fund’s investment adviser pursuant to a Management Contracts (“Advisory Agreement”) between CSIM and the trust. Mondrian Investment Partners Limited (“Mondrian”), the funds’ sub-adviser, provides day-to-day portfolio management services to the funds, subject to the supervision of CSIM.

For its advisory services to the following funds, CSIM is entitled to receive an annual fee, payable monthly, based on a percentage of each fund’s average daily net assets described as follows:

Laudus Mondrian Institutional Emerging Markets Fund	1.00%
Laudus Mondrian Institutional International Equity Fund	0.75%

CSIM (not the funds) pays a portion of the management fees it receives to Mondrian in return for its services.

CSIM has contractually agreed, until at least July 30, 2022, to waive a portion of its management fee and bear certain expenses of each fund. As such, CSIM further agrees to reimburse the funds to limit the annual expenses, exclusive of nonrecurring account fees, fees on securities transactions such as exchange fees, dividends and interest on securities sold short, service fees, interest (overdraft charges), taxes, brokerage commissions, other expenditures which are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of the funds’ business as follows:

Laudus Mondrian Institutional Emerging Markets Fund	1.27%
Laudus Mondrian Institutional International Equity Fund	0.90%

Any amounts waived or reimbursed in a particular fiscal year will be subject to repayment through the next two fiscal years, to the extent that the repayment will not cause the funds’ net expenses to exceed the current limit (as stated in CSIM’s contractual undertaking) during the respective year. For the period ended March 31, 2013, there were no prior year amounts recouped except Laudus Mondrian Institutional Emerging Markets Fund which recaptured $105,110. As of March 31, 2013, the balance of recoupable expenses and the respective years of expiration are as follows:

	Laudus Mondrian Institutional	Laudus Mondrian Institutional
Expiration Date	Emerging Markets Fund	International Equity Fund

March 31, 2014	$150,037	$166,015
March 31, 2015	—	143,218

Total	$150,037	$309,233

As of March 31, 2013, the Laudus Mondrian Institutional Emerging Markets Fund and Laudus Mondrian Institutional International Equity Fund had recoupable expenses expire in the amount of $75,111 and $183,235, respectively.

 Laudus Mondrian Institutional Funds

Financial Notes (continued)

5. Board of Trustees:

The Trust’s Board of Trustees oversees the general conduct of the trust and the funds.

The Board may include people who are officers and/or directors of the investment adviser or its affiliates. Federal securities law limits the percentage of such “interested persons” who may serve on a trust’s board, and the trust was in compliance with these limitations throughout the report period. The trust did not pay any of these interested persons for their services as trustees, but it did pay non-interested persons (independent trustees), as noted in each fund’s Statement of Operations. For information regarding the trustees please refer to Trustees and Officers table at the end of this report.

Until September 2006, a Retirement Plan existed for the independent trustees. After the Retirement Plan closed to new independent trustees, the previously accrued and unpaid benefits continue to be adjusted by performance of the funds. As a result, the amount of the retirement benefits payable to certain independent trustees may increase or decrease based on the performance of the funds.

6. Borrowing from Banks:

The funds have access to custodian overdraft facilities and to an uncommitted line of credit of $100 million with State Street. The funds pay interest on the amounts they borrow at rates that are negotiated periodically.

There were no borrowings from the lines of credit by the funds during the period. However, the funds may have utilized their overdraft facility and incurred interest expense, which is disclosed on the Statement of Operations, if any. The interest expense is determined based on a negotiated rate above the current Federal Funds Rate.

7. Purchases and Sales/Maturities of Investment Securities:

For the period ended March 31, 2013, purchases and sales/maturities of securities (excluding short-term obligations) were as follows:

	Purchases of Securities	Sales/Maturities of Securities

Laudus Mondrian Institutional Emerging Markets Fund	$194,961,260	$76,674,168
Laudus Mondrian Institutional International Equity Fund	4,014,009	3,393,089

8. Derivatives:

The funds invested in forward foreign currency exchange contracts (“forwards”) during the report period. The funds invested in forwards to hedge part of the funds’ exposure to currencies that were deemed to be overvalued by the sub-adviser. Refer to financial note 2(b) for the funds’ accounting policies with respect to forwards and financial note 3 for disclosures concerning the risks of investing in forwards. During the period, the month-end average forward foreign currency notional amount and the month-end average unrealized gains (losses) were as follows:

	Forward Foreign Currency	Net Unrealized
	Notional Contracts	Gains (Losses)

Laudus Mondrian Institutional Emerging Markets Fund	$41,096	($2)
Laudus Mondrian Institutional International Equity Fund	667,237	2,538

 Laudus Mondrian Institutional Funds

Financial Notes (continued)

8. Derivatives (continued):

The fair value of forwards held by the funds is presented in unrealized gains (losses) on forward foreign currency exchange contracts on the Statement of Assets and Liabilities as follows:

	Laudus Mondrian Institutional	Laudus Mondrian Institutional
	Emerging Markets Fund	International Equity Fund
Asset Derivatives	Fair Value

Forward Foreign Currency Exchange Contracts[1]	$243	$—

Liability Derivatives	Fair Value

Forward Foreign Currency Exchange Contracts[2]	$—	$952

[1]	Statement of Assets and Liabilities location: Unrealized gains on forward foreign currency exchange contracts.
[2]	Statement of Assets and Liabilities location: Unrealized losses on forward foreign currency exchange contracts.

During the period ending March 31, 2013, the forwards held by the funds, categorized by primary risk exposure, were:

	Forward Foreign Currency Exchange Contracts
	Laudus Mondrian Institutional	Laudus Mondrian Institutional
	Emerging Markets Fund	International Equity Fund

Realized Gain (Losses)[1]	($4,256)	($23,769)
Change in Unrealized Gains (Losses)[2]	$243	($17,224)

[1]	Statement of Operations location: Net realized gains/losses on foreign currency transactions.
[2]	Statement of Operations location: Net unrealized gains/losses on foreign currency translations.

9. Redemption Fee:

The funds charge a 2.00% redemption fee on shares sold or exchanged within 30 days of the original purchase date. Such amounts are netted against the redemption proceeds on the Statement of Changes in Net Assets. No redemption fees were charged during the current and prior periods.

10. Federal Income Taxes:

As of March 31, 2013, the components of distributable earnings on a tax-basis were as follows:

	Laudus Mondrian Institutional	Laudus Mondrian Institutional
	Emerging Markets Fund	International Equity Fund

Undistributed ordinary income	$898,928	$65,404
Undistributed long-term capital gains	—	—
Unrealized appreciation on investments	34,940,705	2,696,785
Unrealized depreciation on investments	(8,855,336)	(1,333,352)
Other unrealized appreciation/(depreciation)	(83,771)	(592)

Net unrealized appreciation/(depreciation)	$26,001,598	$1,362,841

The primary difference between book-basis and tax-basis unrealized appreciation or unrealized depreciation of investments is the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains on investments in Passive Foreign Investment Companies (PFIC).

 Laudus Mondrian Institutional Funds

Financial Notes (continued)

10. Federal Income Taxes (continued):

Capital loss carryforwards may be used to offset future realized capital gains for federal income tax purposes. As of March 31, 2013, the following funds had capital loss carryforwards available to offset future net capital gains before the expiration dates:

	Laudus Mondrian Institutional	Laudus Mondrian Institutional
Expiration Date	Emerging Markets Fund	International Equity Fund

March 31, 2017	$390,009	$—
March 31, 2018	—	364,010
No expiration*	970,726	229,277

Total	$1,360,735	$593,287

* As a result of the passage of the Regulated Investment Company Modernization Act of 2010, capital losses incurred after December 31, 2010 may now be carried forward indefinitely, but must retain the character of the original loss. However, such losses must be utilized prior to the pre-enactment capital losses, which may increase the likelihood that the pre-enactment capital losses may expire unused. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital loss, irrespective of the character of the original loss.

For tax purposes, realized net capital losses and late-year ordinary losses incurred after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the year ended March 31, 2013, the funds had aggregate deferred realized net capital losses as follows:

	Laudus Mondrian Institutional	Laudus Mondrian Institutional
	Emerging Markets Fund	International Equity Fund

Capital losses deferred	$—	$156,353

The tax-basis components of distributions paid during the current and prior fiscal years were:

	Laudus Mondrian Institutional	Laudus Mondrian Institutional
	Emerging Markets Fund	International Equity Fund

Current period distributions
Ordinary income	$3,608,274	$697,112
Long-term capital gains	—	—
Return of capital	—	—

Prior period distributions
Ordinary income	$1,107,228	$619,411
Long-term capital gains	42,162	—
Return of capital	—	—

Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for items such as non-U.S. currency gains and losses, short-term capital gains and losses, capital losses related to wash sales, deferred trustee retirement plan fees, Passive Foreign Investment Companies (PFICs) and unrealized appreciation of certain investments in non-U.S. securities. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the funds for financial reporting purposes. The funds may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

Permanent book and tax basis differences may result in reclassifications between components of net assets as required. The adjustments will have no impact on net assets or the results of operations. As of March 31, 2013, the funds made the following reclassifications:

	Laudus Mondrian Institutional	Laudus Mondrian Institutional
	Emerging Markets Fund	International Equity Fund

Capital shares	$—	$—
Undistributed net investment income	(182,112)	(17,433)
Net realized capital gains/(losses)	182,112	17,433

 Laudus Mondrian Institutional Funds

Financial Notes (continued)

10. Federal Income Taxes (continued):

As of March 31, 2013, management has reviewed the tax positions for open periods (for federal purposes, three years from the date of filing and state purposes, four years from the date of filing) as applicable to the funds, and has determined that no provision for income tax is required in the funds’ financial statements. The funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period ended March 31, 2013, the funds did not incur any interest or penalties.

11. Subsequent Events:

Management has determined there are no subsequent events or transactions through the date the financial statements were issued that would have materially impacted the financial statements as presented.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of:
Laudus Mondrian Institutional Emerging Markets Fund
Laudus Mondrian Institutional International Equity Fund

In our opinion, the accompanying statements of assets and liabilities, including the portfolio holdings, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Laudus Mondrian Institutional Emerging Markets Fund and Laudus Mondrian Institutional International Equity Fund (the two portfolios which constitute Laudus Institutional Trust, hereafter referred to as the “Funds”) at March 31, 2013, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
San Francisco, California
May 17, 2013

Other Federal Tax Information (unaudited)

The funds may elect under Internal Revenue Code section 853(a) to pass on the benefits of the foreign tax credit to its shareholders for the year ended March 31, 2013, and the respective foreign source income on the funds were as follows:

	Foreign Tax Credit	Foreign Source Income

Laudus Mondrian Institutional Emerging Markets Fund	$770,508	$7,183,373
Laudus Mondrian Institutional International Equity Fund	68,826	876,912

For corporate shareholders, the following percentage of the funds dividend distributions paid during the fiscal year ended March 31, 2013, qualify for the corporate dividends received deduction:

Percentage

Laudus Mondrian Institutional Emerging Markets Fund	0.72
Laudus Mondrian Institutional International Equity Fund	—

For the fiscal year ended March 31, 2013, the funds designate the following amounts of the dividend distributions as qualified dividends for the purpose of the maximum rate under section 1(h)(11) of the Internal Revenue Code. Shareholders will be notified in January 2014 via IRS form 1099 of the amounts for use in preparing their 2013 income tax return.

Laudus Mondrian Institutional Emerging Markets Fund	$4,285,725
Laudus Mondrian Institutional International Equity Fund	765,938

Trustees and Officers

The tables below give information about the trustees and officers of Laudus Institutional Trust, which includes the funds covered in this report. The “Fund Complex” includes The Charles Schwab Family of Funds, Schwab Capital Trust, Schwab Investments, Schwab Annuity Portfolios, Schwab Strategic Trust, Laudus Trust and Laudus Institutional Trust. The Fund Complex includes 94 funds.

The address for all trustees and officers is 211 Main Street, San Francisco, CA 94105. You can find more information about the trustees and officers in the funds’ Statement of Additional Information, which is available free by calling 1-800-435-4000.

 Independent Trustees

Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served1)	During the Past Five Years	the Trustee	Other Directorships

Mariann Byerwalter 1960 Trustee (Trustee of Laudus Institutional Trust since 2004.)	Chairman of JDN Corporate Advisory LLC (advisory services firm) (Oct. 2001 – present).	77	Director, WageWorks, Inc. (2010 – present) Director, Redwood Trust, Inc. (1998 – present) Director, PMI Group Inc. (2001 – 2009)

John F. Cogan 1947 Trustee (Trustee of Laudus Institutional Trust since 2010.)	Senior Fellow, The Hoover Institution at Stanford University (Oct. 1979 – present); Senior Fellow, Stanford Institute for Economic Policy Research; Professor of Public Policy, Stanford University (Sept. 2000 – present).	77	Director, Gilead Sciences, Inc. (2005 – present) Director, Monaco Coach Corporation (2005 – 2009)

William A. Hasler 1941 Trustee (Trustee of Laudus Institutional Trust since 2004.)	Dean Emeritus, Haas School of Business, University of California, Berkeley (July 1998 – present).	77	Director, TOUSA (1998 – present)
Director, Globalstar, Inc. (2009 – present)
Director, Aviat Networks (2001 – present)
Director, Mission West Properties (1998 – 2012)
Director, Ditech Networks Corporation (1997 – 2012)
			Director, Genitope Corporation (2000 – 2009)

David L. Mahoney 1954 Trustee (Trustee of Laudus Institutional Trust since 2011.)	Private Investor.	77	Director, Symantec Corporation (2003 – present) Director, Corcept Therapeutics Incorporated (2004 – present) Director, Tercica Inc. (2004 – 2008)

Kiran M. Patel 1948 Trustee (Trustee of Laudus Institutional Trust since 2011.)	Executive Vice President and General Manager of Small Business Group, Intuit, Inc. (financial software and services for consumers and small businesses) (Dec. 2008 – present); Senior Vice President and General Manager of Consumer Group, Intuit, Inc. (June 2007 – Dec. 2008); Senior Vice President and Chief Financial Officer, Intuit, Inc. (Sept. 2005 – Jan. 2008).	77	Director, KLA-Tencor Corporation (2008 – present) Director, BEA Systems, Inc. (2007 – 2008)

 Independent Trustees (continued)

Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served1)	During the Past Five Years	the Trustee	Other Directorships

Gerald B. Smith 1950 Trustee (Trustee of Laudus Institutional Trust since 2010.)	Chairman, Chief Executive Officer and Founder of Smith Graham & Co. (investment advisors) (1990 – present).	77	Director and Chairman of the Audit Committee, Oneok Partners LP (2003 – present) Director, Oneok, Inc (2009 – present) Lead Independent Director, Board of Cooper Industries (2002 – 2012)

Joseph H. Wender 1944 Trustee (Trustee of Laudus Institutional Trust since 2010.)	Senior Consultant, Goldman Sachs & Co., Inc. (Jan. 2008- present); Partner, Colgin Partners, LLC (vineyards) (February 1998 – present).	77	Board Member and Chairman of the Audit Committee, Isis Pharmaceuticals (1994 – present)

 Interested Trustees

Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served )	During the Past Five Years	the Trustee	Other Directorships

Charles R. Schwab[2] 1937 Chairman and Trustee (Chairman and Trustee of Laudus Institutional Trust since 2010)	Chairman and Director, The Charles Schwab Corporation, Charles Schwab & Co., Inc., Charles Schwab Investment Management, Inc., Charles Schwab Bank, N. A.; Chairman and Chief Executive Officer, Schwab (SIS) Holdings Inc. I, Schwab International Holdings, Inc.; Chief Executive Officer, Schwab Holdings, Inc.; Through June 2007, Director, U.S. Trust Company, N. A., U.S. Trust Corporation, United States Trust Company of New York. Until October 2008, Chief Executive Officer, The Charles Schwab Corporation, Charles Schwab & Co., Inc.	77	None

Walter W. Bettinger II2 1960 Trustee (Trustee of Laudus Institutional Trust since 2010.)	As of October 2008, President and Chief Executive Officer, Charles Schwab & Co., Inc. and The Charles Schwab Corporation. Since October 2008, Director, The Charles Schwab Corporation. Since May 2008, Director, Charles Schwab & Co., Inc. and Schwab Holdings, Inc. Since 2006, Director, Charles Schwab Bank. Until October 2008, President and Chief Operating Officer, Charles Schwab & Co., Inc. and The Charles Schwab Corporation. From 2004 through 2007, Executive Vice President and President, Schwab Investor Services. From 2004 through 2005, Executive Vice President and Chief Operating Officer, Individual Investor Enterprise, and from 2002 through 2004, Executive Vice President, Corporate Services. Until October 2008, President and Chief Operating Officer, Charles Schwab & Co., Inc. and The Charles Schwab Corporation.	94	None

 Officers of the Trust

Name, Year of Birth, and Position(s)
with the trust; (Terms of office, and
length of Time Served3)	Principal Occupations During the Past Five Years

Marie Chandoha 1961 President and Chief Executive Officer (Officer of Laudus Institutional Trust since 2010.)	Executive Vice President, Charles Schwab & Co., Inc. (Sept. 2010 – present); Director, President and Chief Executive Officer (Dec. 2010 – present), Chief Investment Officer (Sept. 2010 – Oct. 2011), Charles Schwab Investment Management, Inc.; President and Chief Executive Officer (Dec. 2010 – present) and Chief Investment Officer (Dec. 2010 – Oct. 2011), Schwab Funds, Laudus Funds and Schwab ETFs; Global Head of Fixed Income Business Division, BlackRock, Inc. (formerly Barclays Global Investors) (March 2007 – August 2010).

George Pereira 1964 Treasurer and Principal Financial Officer (Officer of Laudus Institutional Trust since 2006.)	Senior Vice President and Chief Financial Officer (Nov. 2004 – present); Chief Operating Officer (Jan. 2011 – present), Charles Schwab Investment Management, Inc.; Treasurer and Chief Financial Officer, Laudus Funds (June 2006 – present); Treasurer and Principal Financial Officer, Schwab Funds (Nov. 2004 – present) and Schwab ETFs (Oct. 2009 – present); Director, Charles Schwab Worldwide Fund, PLC and Charles Schwab Asset Management (Ireland) Limited (April 2005 – present).

Omar Aguilar 1970 Senior Vice President and Chief Investment Officer – Equities (Officer of Laudus Institutional Trust since 2011.)	Senior Vice President and Chief Investment Officer – Equities, Charles Schwab Investment Management, Inc. (April 2011 – present); Senior Vice President and Chief Investment Officer – Equities, Schwab Funds and Laudus Funds (June 2011 – present); Head of the Portfolio Management Group and Vice President of Portfolio Management, Financial Engines, Inc. (May 2009 – April 2011); Head of Quantitative Equity, ING Investment Management (July 2004 – Jan. 2009).

Brett Wander 1961 Senior Vice President and Chief Investment Officer – Fixed Income (Officer of Laudus Institutional Trust since 2011.)	Senior Vice President and Chief Investment Officer – Fixed Income, Charles Schwab Investment Management, Inc. (April 2011 – present); Senior Vice President and Chief Investment Officer – Fixed Income, Schwab Funds and Laudus Funds (June 2011 – present); Senior Managing Director, Global Head of Active Fixed-Income Strategies, State Street Global Advisors (Jan. 2008 – Oct. 2010); Director of Alpha Strategies, Loomis, Sayles & Company (April 2006 – Jan. 2008).

Catherine MacGregor 1964 Vice President, Chief Legal Officer and Clerk (Officer of Laudus Institutional Trust since 2005.)	Vice President, Charles Schwab & Co., Inc., Charles Schwab Investment Management, Inc. (July 2005 – present); Vice President (Dec. 2005 – present), Chief Legal Officer and Clerk (March 2007 – present), Laudus Funds; Vice President (Nov. 2005 – present) and Assistant Secretary (June 2007 – present), Schwab Funds; Vice President and Assistant Secretary, Schwab ETFs (Oct. 2009 – present).

David Lekich 1964 Vice President and Assistant Clerk (Officer of Laudus Institutional Trust since 2011.)	Senior Vice President (Sept. 2011 – present), Vice President (March 2004 – Sept. 2011), Charles Schwab & Co., Inc.; Senior Vice President and Chief Counsel (Sept. 2011 – present), Vice President (Jan. 2011 – Sept. 2011), Charles Schwab Investment Management, Inc.; Secretary (April 2011 – present) and Chief Legal Officer (Dec. 2011 – present), Schwab Funds; Vice President and Assistant Clerk, Laudus Funds (April 2011 – present); Secretary (May 2011 – present) and Chief Legal Officer (Nov. 2011 – present), Schwab ETFs.

[1]	Trustees remain in office until they resign, retire or are removed by shareholder vote. The Laudus Funds retirement policy requires that independent trustees retire at age 72 or after 20 years of service as a trustee, whichever comes first. In addition, the Laudus Funds retirement policy also requires any independent trustee of the Laudus Funds who also serves as an independent trustee of the Schwab Funds to retire from the Boards of Trustees of the Laudus Funds upon their required retirement date from either the Boards of Trustees of the Laudus Funds or the Schwab Funds, whichever comes first.
[2]	Mr. Schwab and Mr. Bettinger are Interested Trustees because they own stock of The Charles Schwab Corporation, the parent company of the investment adviser.
[3]	The President, Treasurer and Clerk hold office until their respective successors are chosen and qualified or until he or she sooner dies, resigns, is removed or becomes disqualified. Each of the other officers serves at the pleasure of the Board.

Glossary

Bond is a security representing a loan from the investor to the issuer. A bond typically pays interest at a fixed rate (the “coupon rate”) until a specified date (the “maturity date”), at which time the issuer returns the money borrowed (“principal” or “face value”) to the bondholder. Because of their structure, bonds are sometimes called “fixed income securities” or “debt securities.”

An individual bond is subject to the credit risk of the issuer. Bond credit ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). Changes in interest rates can affect a bond’s market value prior to call or maturity. There is no guarantee that a bond’s yield to call or maturity will provide a positive return over the rate of inflation.

Dividend yield is an expression of a stock’s market value in relationship to its dividend amount as a percentage. It is calculated by dividing the stock’s annual dividends by the market price of the stock.

MSCI EAFE Index® (Net) is a free float-adjusted market capitalization index that is designed to measure market equity performance in 22 developed market countries, excluding the U.S. and Canada. The returns are calculated applying dividend withholding rates applicable to non-resident persons who do not benefit from double taxation treaties. This series approximates the minimum possible dividend reinvestment.

MSCI Emerging Markets Index (Net) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. The returns are calculated applying dividend withholding rates applicable to non-resident persons who do not benefit from double taxation treaties. This series approximates the minimum possible dividend reinvestment.

Price to earnings ratio is the price of a stock divided by its historical earnings per share.

Price to book ratio compares the stock’s market value to the value of the total assets less the total liabilities.

Russell 1000 Index an index that measures the performance of the large-cap segment of the U.S. equity universe.

S&P 500 Index is a market capitalization index that is designed to measure the performance of 500 leading publicly held companies in leading industries of the U.S. economy.

Sovereign debt refers to debt issued by a national government within a given country and denominated in a foreign currency.

Trading Activity is one of several risk factors commonly used to attribute a portfolio’s return relative to its benchmark. Specifically, trading activity measures a stock’s trailing 12 month trading volume relative to its total shares outstanding. It measures how actively traded a stock has been in the last 12 months.

Proxy Voting

A description of the policies and procedures that each fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request by visiting www.laudus.com, or the Securities and Exchange Commission’s website at www.sec.gov, or by contacting Laudus Funds at 866.452.8387.

Information regarding how each fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request by visiting www.laudus.com, or the Securities and Exchange Commission’s website at www.sec.gov.

Quarterly Disclosure of Portfolio Holdings

Each fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington DC. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The information filed on each fund’s most recent Form N-Q is also available at www.laudus.com.

PRIVACY NOTICE
 THIS IS NOT PART OF THE SHAREHOLDER REPORT

A Commitment to Your Privacy

Your Privacy Is Not for Sale

We do not and will not sell your personal information to anyone, for any reason.

We are committed to protecting the privacy of information we maintain about you. Below are details about our commitment, including the types of information we collect and how we use and share that information. This Privacy Notice applies to you only if you are an individual who invests directly in the funds by placing orders through the funds’ transfer agent. If you place orders through your brokerage account at Charles Schwab & Co., Inc. or an account with another broker-dealer, investment advisor, 401(k) plan, employee benefit plan, administrator, bank or other financial intermediary, you are covered by the privacy policies of that financial institution and should consult those policies.

How We Collect Information About You

We collect personal information about you in a number of ways.

•	APPLICATION AND REGISTRATION INFORMATION.

We collect personal information from you when you open an account or utilize one of our services. We may also collect information about you from third parties such as consumer reporting agencies to verify your identity. The information we collect may include personal information, including your Social Security number, as well as details about your interests, investments and investment experience.

•	TRANSACTION AND EXPERIENCE INFORMATION.

Once your account has been opened, we collect and maintain personal information about your account activity, including your transactions, balances, positions and history. This information allows us to administer your account and provide the services you have requested.

•	WEBSITE USAGE.

When you visit our websites, we may use devices known as “cookies,” graphic interchange format files (GIFs), or other similar web tools to enhance your web experience. These tools help us to recognize you, maintain your web session, and provide a more personalized experience. To learn more, please click the Privacy link on our website.

How We Share and Use Your Information

We provide access to information about you to our affiliated companies, outside companies and other third parties in certain limited circumstances, including:

•	to help us process transactions for your account;

•	when we use other companies to provide services for us, such as printing and mailing your account statements;

•	when we believe that disclosure is required or permitted under law (for example, to cooperate with regulators or law enforcement, resolve consumer disputes, perform credit/authentication checks, or for risk control).

State Laws

We will comply with state laws that apply to the disclosure or use of information about you.

Safeguarding Your Information — Security Is a Partnership

We take precautions to ensure the information we collect about you is protected and is accessed only by authorized individuals or organizations.

Companies we use to provide support services are not allowed to use information about our shareholders for their own purposes and are contractually obligated to maintain strict confidentiality. We limit their use of information to the performance of the specific services we have requested.

We restrict access to personal information by our employees and agents. Our employees are trained about privacy and are required to safeguard personal information.

We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

Contact Us

To provide us with updated information, report suspected fraud or identity theft, or for any other questions, please call the number below.

Laudus Funds® direct investors:  1-800-447-3332

© 2012 Laudus Funds. All rights reserved.

Notes

For More Information about the Funds:

Investment Adviser
Charles Schwab Investment Management, Inc.
211 Main Street, San Francisco, CA 94105

Shareholder Services
1.877.824.5615
www.laudus.com

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

MFR47599-04
00097030

Item 2: Code of Ethics.
(a)	Registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, and any other persons who perform a similar function, regardless of whether these individuals are employed by Registrant or a third party.

(c)	During the period covered by the report, no amendments were made to the provisions of this code of ethics.

(d)	During the period covered by the report, Registrant did not grant any waivers, including implicit waivers, from the provisions of this code of ethics.

(f)(1)	Registrant has filed this code of ethics as an exhibit pursuant to Item 11(a)(1) of Form N-CSR.
Item 3: Audit Committee Financial Expert.
Registrant’s Board of Trustees has determined that Mariann Byerwalter, William Hasler and Kiran Patel, each currently serving on its audit committee, are each an “audit committee financial expert,” as such term is defined in Item 3 of Form N-CSR. Each member of Registrant’s audit committee is “independent” under the standards set forth in Item 3 of Form N-CSR.

The designation of each of Ms. Byerwalter, Mr. Hasler and Mr. Patel as an “audit committee financial expert” pursuant to Item 3 of Form N-CSR does not (i) impose upon such individual any duties, obligations, or liability that are greater than the duties, obligations and liability imposed upon such individual as a member of Registrant’s audit committee or Board of Trustees in the absence of such designation; and (ii) affect the duties, obligations or liability of any other member of Registrant’s audit committee or Board of Trustees.
Item 4: Principal Accountant Fees and Services.
(a) Below is the aggregate fees billed for the last fiscal year for professional services rendered by the principal accountant for the audit of Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements.
     Audit Fees

2013: $75,884	2012: $75,884

(b) Below is the aggregate fees billed for the last fiscal year for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of Registrant’s financial statements and are not reported under paragraph (a) above.
     Audit-Related Fees
     For services rendered to Registrant:

2013: $11,696	2012: $11,696
     Nature of these services: Agreed upon services in regards to service provider conversion.
     In the last fiscal year there were no “Audit-Related Fees” required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.
(c) Below is the aggregate fees billed for the last fiscal year for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.
     Tax Fees
     For services rendered to Registrant:

2013: $11,698	2012: $11,698
Nature of these services: preparation and review of tax returns.
     In last fiscal year there were no “Tax Fees” required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.
(d) Below is the aggregate fees billed for the last fiscal year for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above.
     All Other Fees
     For services rendered to Registrant:

2013: $714	2012: $714

Nature of these services:	non-audit services related to the requirements of Section 15(c) of the Investment Company Act of 1940, such as evaluation of the Profitability Analysis System.

     In the last fiscal year there were no “All Other Fees” required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.
(e)(1) Registrant’s audit committee does not have pre-approval policies and procedures as described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.
(2) There were no services described in each of paragraphs (b) through (d) above (including services required to be approved by Registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X) that were approved by Registrant’s audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(f) Not applicable.
(g) Below are the aggregate non-audit fees billed for the last fiscal year by Registrant’s principal accountant for services rendered to Registrant, to Registrant’s investment adviser, and to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant.

2013: $24,108	2012: $24,108
Although not required to be included in the amounts disclosed under this paragraph (g) or any other paragraph of this Item 4, below is the aggregate fees billed for the last fiscal year by Registrant’s principal accountant for tax compliance services rendered to U.S. Trust, an entity under common control with Registrant’s investment adviser that does not provide services to Registrant.

2013: NONE	2012: NONE
(h) During the past fiscal year, all non-audit services provided by Registrant’s principal accountant to either Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant were pre-approved. Included in the audit committee’s pre-approval was the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.
Item 5: Audit Committee of Listed Registrants.
Not applicable.
Item 6: Schedule of Investments.
The schedules of investments are included as part of the report to shareholders filed under Item 1 of this Form.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8: Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9: Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10: Submission of Matters to a Vote of Security Holders.
Not applicable.
Item 11: Controls and Procedures.
(a) Based on their evaluation of Registrant’s disclosure controls and procedures, as of a date within 90 days of the filing date, Registrant’s Chief Executive Officer, Marie Chandoha and Registrant’s Principal Financial Officer, George Pereira, have concluded that Registrant’s disclosure controls and procedures are: (i) reasonably designed to ensure that information required to be disclosed in this report is appropriately communicated to Registrant’s officers to allow timely decisions regarding disclosures required in this report; (ii) reasonably designed to ensure that information required to be disclosed in this report is recorded, processed, summarized and reported in a timely manner; and (iii) are effective in achieving the goals described in (i) and (ii) above.
(b) During the second fiscal quarter of the period covered by this report, there have been no changes in Registrant’s internal control over financial reporting that the above officers believe to have materially affected, or to be reasonably likely to materially affect, Registrant’s internal control over financial reporting.
Item 12: Exhibits.

(a)	(1)	Registrant’s code of ethics (that is the subject of the disclosure required by Item 2(a)) is attached.

	(2)	Separate certifications for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(a) under the 1940 Act, are attached.

	(3)	Not applicable.

(b)	A certification for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the 1940 Act, is attached. This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. section 1350 and is not being filed as part of the Form N-CSR with the Commission.
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(Registrant ) Laudus Institutional Trust

By:	/s/ Marie Chandoha
Marie Chandoha
President and Chief Executive Officer
Date: 5/15/13
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Marie Chandoha
Marie Chandoha
President and Chief Executive Officer
Date: 5/15/13

By:	/s/ George Pereira
George Pereira
Chief Financial Officer
Date: 5/15/13